SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.
                                (Amendment No. )

Filed by the  Registrant  [X]
Filed by a Party other than the  Registrant  [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-12

                         GRANDSOUTH BANCORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


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     4)   Proposed maximum aggregate value of transaction:


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     5)   Total fee paid


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     Fee paid previously with preliminary materials

     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:_______________________________________________

     2)   Form, Schedule or Registration Statement No.:_________________________

     3)   Filing Party:_________________________________________________________

     4)   Date Filed:___________________________________________________________

                            GrandSouth Bancorporation

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of GrandSouth Bancorporation will be held at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina, on June 19, 2002, at 5:00 p.m., for the following purposes:

    (1)  To elect seven directors;

    (2) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on May 1, 2002, are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy.

    Returning the signed proxy will not prevent you from voting in person if you attend the meeting.

    Enclosed are the Company's 2002 Proxy Statement and the Company's 2001 Annual Report to Shareholders.

                       By Order of the Board of Directors



May 16, 2002                                 Ronald K. Earnest
                                             President

                                 PROXY STATEMENT

                        Annual Meeting of Shareholders of
                            GrandSouth Bancorporation
                         to be held at GrandSouth Bank,
                   381 Halton Road, Greenville, South Carolina
                          on June 19, 2002 at 5:00 p.m.


         This proxy statement is being furnished to shareholders of GrandSouth Bancorporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2002 Annual Meeting of Shareholders and at any adjournment or adjournments thereof. The 2002 Annual Meeting of Shareholders of the Company is to be held on June 19, 2002 at 5:00 p.m. at GrandSouth Bank, 381 Halton Road, Greenville, South Carolina. A Notice of Annual Meeting is attached hereto and a form of proxy is enclosed. This statement was first mailed to shareholders on or about May 16, 2002, in connection with the solicitation.

         Solicitation of proxies may be made in person or by mail, or by telephone or telegraph by directors, officers and regular employees of the Company, who will not be specially compensated in such regard. Brokerage houses, nominees, fiduciaries and other custodians may also be requested to forward solicitation materials to beneficial owners and secure their voting instructions, if necessary, and will be reimbursed for the expenses incurred in sending proxy materials to beneficial owners. The Company will bear the costs associated with the solicitation of proxies and other expenses associated with the Annual Meeting of Shareholders.

Purpose of the Meeting

         The purpose of the 2002 Annual Meeting of Shareholders of the Company is to elect seven directors of the Company, and to act upon such other matters as may properly come before the meeting or any adjournment thereof.

Voting Securities and Votes Required for Matters to be Acted Upon

         At the close of business on May 1, 2002, there were outstanding 1,875,329 shares of the Company's common stock, no par value per share. Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only shareholders of record at the close of business on May 1, 2002, shall be entitled to vote at the meeting.

         A majority of the shares entitled to be voted at the Annual Meeting constitutes a quorum. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally notified.

         If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present all other matters that may be considered and acted upon at the Annual Meeting will be approved if the number of shares of Company common stock voted in favor of the matter exceeds the number of shares of Company common stock voted against the matter.

Proxies

         The accompanying form of proxy is for use at the Annual Meeting of Shareholders of the Company. Please complete and return the form of proxy even if you plan to attend the meeting in person. The proxy may be revoked by a shareholder of record (1) by written notice to Ronald K. Earnest at any time before it is voted, (2) by submitting a proxy having a later date, (3) by such person's appearing at the meeting and giving notice of revocation to the corporate officers responsible for maintaining the list of shareholders, or (4) by giving notice of such revocation in open meeting of the shareholders.
Attendance at the Annual Meeting will not in itself, however, constitute revocation of a proxy. All shares represented by valid proxies received pursuant to this solicitation that are not revoked before they are exercised will be voted in the manner specified therein. If no specification is made, the proxies will be voted FOR election of the seven director nominees proposed by the Board of Directors of the Company.

         The Board of Directors of the Company is not aware of any other matters that may be presented for action at the Annual Meeting of Shareholders, but if other matters do properly come before the meeting, it is intended that shares represented by proxies in the accompanying form will be voted by the persons named in the proxy in accordance with their best judgment.

                              SHAREHOLDER PROPOSALS

         Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2003 Annual Meeting of the Company may do so by sending them in writing to Ronald K. Earnest, President, GrandSouth Bancorporation, 327 Fairview Road, Simpsonville, South Carolina 29681. Such written proposals must be received prior to January 15, 2003, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. The Board of Directors may seek discretionary authority to vote on any proposal received after April 1, 2003.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The number of shares owned, and the percentage of outstanding common stock such number represents, for all directors, nominees and officers of the Company is set forth below under "MANAGEMENT OF THE COMPANY."

         As of December 31, 2001 only one person was known to management to be the beneficial owner, as defined in Rule 13d-3 of the Securities and Exchange Commission, of 5% or more of the Company's Common Stock. Information about his share ownership is also set forth below under "MANAGEMENT OF THE COMPANY."

                              ELECTION OF DIRECTORS

         At the Annual Meeting, seven directors are to be elected to hold office until the 2003 Annual Meeting of Shareholders, or until their successors are duly elected and qualified. Pursuant to the bylaws of the Company, the Board of Directors acts as a nominating committee. The Board has nominated for re-election to the Board Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett, Michael L. Gault, Baety O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips, each of whom is presently a director of the Company. The Company's Articles of Incorporation require that nominations for director be made in writing and delivered to the Secretary of the Company at least 90 days prior to the meeting at which directors are to be elected. Also see "--Committees of the Board of Directors." No other nominations have been made.

         It is the intention of the persons named in the enclosed form of proxy to vote for the election as directors of Messrs. Earnest, H. Garrett, M. Garrett, Gault, Gross, Howard and Phillips. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR such nominees, or in the event that any such nominees are not available by reason of any unforeseen contingency, then at the discretion of the proxy holders named herein, FOR the election as directors of any other persons designated by the Board of Directors.

                            MANAGEMENT OF THE COMPANY

         The table shows as to each director, his name (and his address for the 5% owner) and positions held with the Company, the period during which he has served as a director of the Company, and the number of shares of the Company's common stock owned by him at March 1, 2002. Directors of the Company serve until the next annual meeting of shareholders or until their successors are elected and qualified. Except as otherwise indicated, to the knowledge of management, all shares are owned directly with sole voting power.


                                                NUMBER OF           % SHARES             POSITIONS          DIRECTOR
NAME                                   AGE        SHARES           OUTSTANDING          WITH COMPANY        SINCE(1)
----                                   ---        ------           -----------          ------------        --------

Ronald K. Earnest                      47       89,131  (2)            4.6%            President and          1998
Simpsonville, S.C.                                                                        Director

Harold E. Garrett                      33       44,600                 2.4%               Director            1998
Fountain Inn, S.C.

Mason Y. Garrett                       59      130,460  (3)            6.8%             Chairman and          1998
325 South Main Street                                                                 Chief Executive
Fountain Inn, S.C.                                                                         Officer

Michael L. Gault                       46       18,700  (4)            1.0%               Director            1998
Fountain Inn, S.C.

Baety O. Gross, Jr.                    54       26,840  (5)            1.4%               Director            1998
Simpsonville, S.C.

S. Hunter Howard, Jr.                  49       11,000                    *               Director            2000
Columbia, S.C.

S. Blanton Phillips                    33        2,200                    *               Director            2001
Fountain Inn, S.C.
                                              ---------

All Directors, nominees and
executive officers as a group
(7 persons)                                    309,731                15.8%

------------------------------------

*Less than 1%.

(1) Includes service as a director of the Company's wholly owned subsidiary, GrandSouth Bank.
(2)  Includes exercisable options for 45,131 shares.
(3) Includes exercisable options for 39,600 shares; 44,000 shares owned by Mr. Garrett's wife; and 2,860 shares held by Mr. Garrett as custodian for his son.
(4) Includes 7,700 shares held by Mr. Gault's spouse and children as to which Mr. Gault disclaims beneficial ownership.
(5) Includes 13,640 shares held by Mr. Gross' spouse and children as to which Mr. Gross disclaims beneficial ownership.

Directors' Business Experience For The Past Five Years

Ronald K.  Earnest                  President and Chief Operating Officer of the
                                    Company since October 2000; organizer of GrandSouth Bank from March 1998 to October
                                    2000; until March, 1998, President and Chief
                                    Executive  Officer,  Anderson National Bank,
                                    Anderson, South Carolina.

Harold E. Garrett                   Owner,   Garrett's   Discount   Golf  Carts,
                                    Fountain Inn, South Carolina

Mason Y.  Garrett                   Chairman and Chief Executive  Officer of the
                                    Company  since  October  2000;  organizer of
                                    GrandSouth  Bank from  March 1998 to October
                                    2000; until March, 1998, President and Chief
                                    Executive     Officer,      First     United
                                    Bancorporation, Anderson, South Carolina.

Michael L. Gault                    Owner, Fountain Inn Service Center, Fountain
                                    Inn,  South  Carolina  (food  mart - service
                                    station);    Partner,    G&K    Construction
                                    (residential building contractor);  Partner,
                                    Sentelle & Gault (real estate).

Baety O. Gross, Jr.                 Attorney, Simpsonville, South Carolina.

S. Hunter Howard, Jr.               President and Chief Executive Officer, South
                                    Carolina  Chamber  of  Commerce,   Columbia,
                                    South Carolina.

S. Blanton Phillips                 President and Chief Operating Officer, S. B.
                                    Phillips Company, Inc. since 1996 (temporary staffing agency).

         Harold E. Garrett is the son of Mason Y. Garrett. Otherwise, neither the chief executive officer nor any director nominees are related by blood, marriage or adoption in the degree of first cousin or closer.

Meetings of the Board of Directors

         During the last fiscal year, ending December 31, 2001, the Board of Directors met 12 times, including regular and special meetings. Each director attended at least 75% of the meetings of the Board and committees of which he was a member held while he was a member of the Board of Directors.

         Directors presently receive $400 per meeting of the Board for their service on the Board of Directors.

Committees of the Board of Directors

         Nominating Committee. The Board of Directors acts as nominating committee, but any Shareholder of any outstanding class of capital stock of the Company entitled to vote for the election of Directors may also present nominations for directors. Nominations, other than those made by or on behalf of the existing management of the Company, shall be made in writing and shall be delivered or mailed to the Secretary of the Company, not less than 90 days prior to any meeting of shareholders called for the election of Directors. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

         Audit Committee. The Audit Committee is responsible for seeing that audits of the Company are conducted annually. A firm of certified public accountants is employed for that purpose by the Board of Directors upon recommendation of the Audit Committee. Reports on these audits are reviewed by the Committee upon receipt and a report thereon is made to the Board at its next meeting. The Audit Committee is comprised of Messrs. Gault and Gross. The Audit Committee met 12 times in 2001. The audit committee does not have a written charter. Each member of the audit committee is independent as defined in Rule 4200(a)(14) of the National Association of Securities Dealers listing standards, as modified or supplemented.

         Compensation   Committee.   The  Company   does  not  have  a  standing
compensation committee of the Board of Directors or a committee serving similar functions.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their beneficial ownership of the Company's Common Stock and any changes in beneficial ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, it appears that all such reports for these persons were filed in a timely fashion during 2001.

                             MANAGEMENT COMPENSATION

                           Summary Compensation Table

         The following table sets forth information about compensation paid to the chief executive officer and the only other executive officer who earned $100,000 or more during the year ended December 31, 2001.

                                                                                Number of
                                                                                Securities
                                                Annual Compensation(1)          Underlying
                                                -------------------               Options        All other
Name and Principal Position         Year       Salary             Bonus           Awarded      Compensation (2)
---------------------------         ----       ------             -----           -------      ----------------

Ronald K. Earnest                   2001        $132,500            -0-          27,656          $4,050
 President and Chief                2000        $115,000            -0-             -0-
 Operating Officer                  1999        $107,000        $20,000             -0-

Mason Y. Garrett                    2001        $100,000              -               -          $3,000
 Chairman of the Board              2000        $100,000            -0-             -0-
 and Chief Executive                1999         $16,667            -0-             -0-
 Officer

---------------

(1) The Company provides Mr. Earnest and Mr. Garrett with the use of Company cars for business and personal use. The total of such benefits paid for Mr. Earnest and Mr. Garrett in 2001 was less than the lesser of $50,000 or 10% of his annual salary and bonus payments for each. Mr. Earnest and Mr. Garrett participate in broad-based life and medical insurance plans that are available generally to all employees on the same terms generally available to all employees.

(2) Comprised of 401(K) Plan contributions by the Company on behalf of Messrs. Garrett and Earnest.

                                STOCK OPTION PLAN

         The Company maintains a stock option plan for the benefit of directors, officers and employees.

                        Option Grants in Last Fiscal Year

         The following table sets forth information about options granted to Mr. Earnest in 2001. No options were granted to Mr. Garrett in 2001.

                                 Individual Grants
                                 -----------------
                               Number of   % of Total
                              Securities     Options
                              Underlying    Granted to   Exercise
                               Options      Employees      Price      Expiration
        Name                  Granted(1)     in 2001    (per share)       Date
        ----                  ----------     -------    ----------        ----

Ronald K. Earnest .........    27,656           73%      $   5.00       3/21/11

----------------------
(1) Options were granted on March 1, 2001 and became/become exercisable in 20% increments on March 1, 2002, 2003, 2004, 2005 and 2006.

          Option Exercises And Year End Options Outstanding And Values

         The following table presents information about options held by Messrs. Garrett and Earnest at December 31, 2001. No options were exercised by either of Messrs. Garrett or Earnest in 2001.

                                                        Number of Securities           Value of Unexercised
                                                       Underlying Unexercised              In-the-Money
                       Shares Acquired     Value          Options 12/31/01              Options 12/31/01(1)
Name                     on Exercise     Realized   Exercisable     Unexercisable   Exercisable      Unexercisable
----                   ---------------   --------   -----------     -------------   -----------      -------------

Ronald K. Earnest            -0-            -0-          45,131            48,525       $96,799            $96,799
Mason Y. Garrett             -0-            -0-          39,600            26,400        87,120             58,080

---------------
(1) Based on a price of $6.75 per share, the only price known to management at which the Company's Common Stock was traded in 2001. The Common Stock is not, however, often traded and such price may not be indicative of market value. The exercise price for all of Mr. Garrett's and 39,600 of Mr. Earnest's exercisable options is $4.55 per share. The exercise price of Mr. Earnest's remaining 5,531 exercisable options is $5.00 per share. The exercise price for all of Mr. Garrett's unexercisable options and 26,400 of Mr. Earnest's unexercisable options is also $4.55 per share. The exercise price of Mr. Earnest's remaining 22,125 unexercisable options is $5.00 per share.

                   EXTENSIONS OF CREDIT AND OTHER TRANSACTIONS

         Extensions of Credit. The Company, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Company expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal shareholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2001 was $1,982,723. Loans made to such persons in 2001 totaled $1,599,516 while repayments in 2001 totaled $692,864.

         Real Estate. The Company leases a lot at the corner of South Main Street and East Knight Street in Fountain Inn, South Carolina. The lot is leased for 20 years for $9,000 a year from Blake P. Garrett, Jr., Trustee, with four five year renewal options. Lease payments are subject to increase to reflect increases in the Consumer Price Index. Blake P. Garrett, Jr., is the brother of Mason Y. Garrett, Chairman of the Board of Directors of the Company. Blake P. Garrett, Jr., is trustee for a partnership which owns the property.

         Since its opening in 1998 the Company has operated in a building formerly operated as a branch office by NationsBank in Simpsonville, South Carolina. That office is currently leased from Blake P. Garrett, Jr., as Trustee for a partnership, for $3,000 per month for 5 years with two five year renewal options. Mason Y. Garrett is a 10.3% partner in the partnership that owns the property. The Company also leases a store front office in the adjoining shopping center.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLP, Certified Public Accountants with offices in Greenville, South Carolina, to serve as the Company's independent certified public accountants for 2002. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Audit Fees

         During 2001, Elliott Davis, LLP billed the Company an aggregate of $3,240.00 for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2001 and reviews of the financial statements included in the Company's Forms 10-QSB for that year. The Company estimates that the total fees for the audit of its annual financial statements for the year ended December 31, 2001 will be approximately $18,480.00.

Financial Information Systems Design and Implementation Fees

         During the year ended December 31, 2001, Elliott Davis, LLP, did not provide financial information systems design and implementation services to the Company.

All Other Fees

         During the year ended December 31, 2001, Elliott Davis, LLP billed the Company an aggregate of $3,770 for the following professional services provided during 2001: income tax consultation and preparation and employee benefit plan services. The Company estimates that Elliott Davis, LLP will bill an additional $4,000 during 2002 for such services provided in 2001. The Audit Committee considered whether the provision of these services was compatible with maintaining Elliott Davis, LLP's independence.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2001. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLP, the matters required to be discussed by SAS 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLP, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLP, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2001.

      Michael L. Gault                 Baety O. Gross, Jr.


                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of shareholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

         Shareholders may obtain copies of the Company's Annual Report on Form 10-KSB required to be filed with the Securities and Exchange Commission for the year ended December 31, 2001, free of charge by requesting such form in writing from Ronald K. Earnest, President, GrandSouth Bancorporation, 327 Fairview Road, Simpsonville, South Carolina 29681. Copies may also be downloaded from the Securities and Exchange Commission website at http://www.sec.gov.


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                                      PROXY

                            GRANDSOUTH BANCORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - JUNE 19, 2002

         J. B. Garrett and Ronald K. Earnest, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on June 19, 2002, and at any adjournment thereof, as follows:

1.       ELECTION OF         FOR all nominees listed          WITHHOLD AUTHORITY
         DIRECTORS.          below (except any I have         to vote for all
                             written below)  [ ]              nominees listed
                                                              below  [ ]

Ronald K. Earnest, Harold E. Garrett, Mason Y. Garrett,  Michael L. Gault, Baety
O. Gross, Jr., S. Hunter Howard, Jr., and S. Blanton Phillips

INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


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2.       And, in the discretion of said agents,  upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. (Management at present knows of no other business to be brought before the meeting.)

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.



Dated:                 ,  2002           ---------------------------------------
       ----------------

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